                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of the
                          Securities Exchange Act of 1934


FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
CHECK THE APPROPRIATE BOX:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 140.14a-12.

                           ENTERPRISE ACCUMULATION TRUST
                (Name of Registrant as Specified in Its Chapter)

                           ENTERPRISE ACCUMULATION TRUST
                    (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 11:(1)

     4)   Proposed maximum aggregate value of transaction:

[ ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:  ____________________________________
          2)   Form, Schedule or Registration Statement No.: _______________
          3)   Filing Party: _______________________________________________
          4)   Date Filed: _________________________________________________

_______________

(1) Set Forth the amount on which the filing fee is calculated and state how it was determined.

                         ENTERPRISE ACCUMULATION TRUST
                            ATLANTA FINANCIAL CENTER
           3343 PEACHTREE ROAD, NE, SUITE 450, ATLANTA, GEORGIA 30326

Dear Equity, Small Cap and Managed Portfolio Contractholders:

    Enclosed is a notice of Special Meeting of Shareholders of the Equity, Small Cap and Managed Portfolios of Enterprise Accumulation Trust (the "Trust") to be held at the offices of the Trust, 3343 Peachtree Road, NE, Suite 450, Atlanta, Georgia on April 26, 1996 at 2:00 p.m. (the "Meeting"). At the Meeting, shareholders of the Equity, Small Cap and Managed Portfolios will be asked to approve an amended advisory agreement with Enterprise Capital Management, Inc. ("Enterprise Capital") (the "Amended Adviser's Agreement").

    The Meeting has accordingly been called for the specific purpose of approving the Amended Adviser's Agreement. The Amended Adviser's Agreement provides for increased management fees, but otherwise, is substantially the same as the existing agreement between the parties and is discussed in the accompanying Proxy Statement.

    The Trust's Board of Trustees has approved the Amended Adviser's Agreement and recommends that the shareholders of the Equity, Small Cap and Managed Portfolios approve the Amended Agreement.

    Furthermore, assuming approval by the Equity, Small Cap and Managed Portfolios of the proposal to increase their respective management fees, Enterprise Capital will voluntarily agree, for the period May 1, 1996 through at least April 30, 1997 to limit the total operating expenses of the Equity, Small Cap and Managed Portfolios to 0.95% of their respective average daily net assets.

    You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to complete, date, sign and return the enclosed voting instruction form in the accompanying return envelope at your earliest convenience. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a proxy. Please respond promptly in order to save additional costs of proxy solicitation in order to make sure you are represented.

                                          Sincerely,

                                          VICTOR UGOLYN
                                          CHAIRMAN OF THE BOARD, PRESIDENT AND
                                           CHIEF EXECUTIVE OFFICER
                                           ENTERPRISE ACCUMULATION TRUST

                         ENTERPRISE ACCUMULATION TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                OF THE EQUITY, SMALL CAP AND MANAGED PORTFOLIOS
                          TO BE HELD ON APRIL 26, 1996

TO THE SHAREHOLDERS:

    Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Equity, Small Cap and Managed Portfolios of ENTERPRISE ACCUMULATION TRUST, (the "Trust"), will be held at the offices of the Trust, 3343 Peachtree Road, NE, Atlanta, Georgia 30326, on April 26, 1996 at 2:00 p.m., Eastern Standard Time, for the following purposes:

       1. To approve or disapprove an Amended Adviser's Agreement between the Trust and Enterprise Capital Management, Inc., a wholly-owned subsidiary of The Mutual Life Insurance Company of New York for each of the Equity, Small Cap and Managed Portfolios, resulting in an increase in the management fees for these Portfolios.

       2. To act upon such other matters as properly may come before the Meeting or any adjournment or adjournments thereof.

    The close of business of February 28, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting. PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED VOTING INSTRUCTION FORM. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                          CATHERINE R. McCLELLAN
                                          SECRETARY

March 18, 1996

                             YOUR VOTE IS IMPORTANT
              PLEASE RETURN YOUR VOTING INSTRUCTIONS FORM PROMPTLY

    Contractholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed voting instruction form for each Portfolio of the Trust in which they own shares and to date, sign and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in mailing in your voting instruction form no matter how large or small your holding may be.

                         ENTERPRISE ACCUMULATION TRUST
                            ATLANTA FINANCIAL CENTER
                3343 PEACHTREE ROAD, NE, ATLANTA, GEORGIA 30326

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 1996

                            ------------------------

GENERAL

    This Proxy Statement is furnished to the shareholders of Enterprise Accumulation Trust, a Massachusetts business trust (the "Trust") in connection with the solicitation by management of proxies to be used at a special meeting (the "Meeting") of shareholders to be held on April 26, 1996, or any adjournment or adjournments thereof. The Notice of Meeting, Proxy Statement and Voting Instruction Form will first be mailed on or about March 18, 1996.

    Shares of beneficial interest ("Shares") of the Trust are presently sold to The Mutual Life Insurance Company of New York ("MONY") and its affiliate, MONY Life Insurance Company of America ("MONY America") for allocation to variable accounts established by MONY and MONY America (collectively the "Variable Accounts") to provide benefits to contractholders ("Contractholders") of variable annuity and variable life insurance contracts ("Contracts") issued by those companies. Instructions of Contractholders are being solicited for the approval or disapproval of a new Adviser's Agreement for the Equity, Small Cap and Managed Portfolios of the Trust.

SHARE OWNERSHIP

    The Trust consists of five Portfolios (the "Portfolios"), each of which is a separate series of shares of beneficial interest: the Equity Portfolio, Small Cap Portfolio, Managed Portfolio, International Growth Portfolio, and High-Yield Bond Portfolio.

    As of February 28, 1996 (the "Record Date"), the number of outstanding shares of each Portfolio was as follows:

PORTFOLIO                                                           OUTSTANDING
-----------------------------------------------------------------  --------------
Equity...........................................................   1,918,445.837
Small Cap........................................................   1,691,134.461
Managed..........................................................  14,128,454.082

    As of the Record Date, MONY and MONY America owned all of the outstanding shares of the Trust. Although shares held by the Variable Accounts generally will be voted in accordance with instructions received from Contractholders, as discussed below, the Trust might nevertheless be deemed to be controlled by MONY and MONY America by virtue of the definition of "control" contained in the Investment Company Act of 1940, as amended (the "Investment Company Act"). MONY and MONY America disclaim such control.

    To the knowledge of the Trust, as of the Record Date, no single person or "group" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, had the power to direct the vote of more than 5% of any Portfolio's outstanding shares. As of the Record Date, Trustees and officers of the Trust as a group beneficially owned none of the Trust's outstanding shares.

PROXIES AND VOTING

    In order that you may be represented at the Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the enclosed voting instruction form, to date and sign the form, and to mail the form promptly in the enclosed postage paid envelope, allowing sufficient time for the form to be received before the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of a negative vote.

    A quorum for the Meeting will consist of a majority of the shares issued and outstanding and entitled to vote in person or be represented by proxy. If, by the time scheduled for the Meeting, a quorum is not present or if a quorum is present but sufficient voting instructions in favor of the proposals described in this Proxy Statement are not received from Contractholders, MONY or MONY America may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions from Contractholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of each Portfolio's shareholders.

    Shares of the Equity, Small Cap and Managed Portfolios will be voted separately, with each Portfolio voting as a single class.

    MONY and MONY America will vote shares of the Portfolios allocated to subaccounts ("Subaccounts") of their respective Variable Accounts which
correspond   to  the  Portfolios   based  on  instructions   received  from  the
Contractholders of such Variable Account having the voting interest in the corresponding number of shares of each Portfolio held in such Variable Account. Each Contractholder will have the equivalent of one voting instruction per $100 of value attributable to each of the Contracts held with fractional voting instructions for amounts less than $100. These voting instructions, represented as votes per $100 of value in each of the Subaccounts of the Variable Accounts, will be converted into a proportionate number of votes in shares of each of the corresponding Portfolios of the Trust. Shares for which no instructions are received in time to be voted will be voted by the record holder in the same proportion as instructions which have been received in time to be voted. If required by state insurance officials, a Variable Account may disregard voting instructions in certain instances.

    Voting instructions may be revoked at any time prior to the voting thereof by: (i) written instructions addressed to the Secretary of the Trust at Enterprise Capital Management, Inc., 3343 Peachtree Road, NE, Suite 450, Atlanta, Georgia 30326; (ii) attendance at the Meeting and voting in person or
(iii) properly executing and returning a new voting instruction form (if received in time to be voted). Mere attendance at the Meeting will not revoke voting instructions.

    All expenses of the preparation and distribution of these proxy materials will be borne by Enterprise Capital Management, Inc. ("Enterprise Capital"), the Trust's investment adviser, and OpCap Advisors ("OpCap"), the Equity, Small Cap and Managed Portfolios' sub-adviser (formerly known as Quest For Value Advisors) in such proportions as may be agreed between them. In addition to the solicitation of voting instructions by the use of the mails, voting instructions may be solicited by officers and employees of Enterprise Capital or its affiliates, or of MONY or its affiliates, personally or by telephone or telegraph or by one or more proxy soliciting firms. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of voting instruction forms. For those services, they will be reimbursed by Enterprise Capital, MONY, and/or OpCap for their out-of-pocket expenses.

    All information contained in this Proxy Statement concerning the Trust, Enterprise Capital, OpCap Advisors or affiliates of Enterprise Capital or OpCap Advisors has been supplied by each of such persons, respectively. All information contained in this Proxy Statement regarding MONY or MONY America or their respective affiliates has been supplied by MONY.

                                 PROPOSAL NO. 1
               APPROVAL OR DISAPPROVAL OF NEW ADVISER'S AGREEMENT
                       BETWEEN THE TRUST AND THE ADVISER

BACKGROUND

    GENERAL. The Meeting has been called for the purpose of considering an Amended Adviser's Agreement for the Portfolios as a result of a proposed increase in the Adviser's fee paid by Trust to Enterprise Capital for services rendered to the Equity Portfolio, Small Cap Portfolio and Managed Portfolio. Accordingly, shareholders are being asked to approve an Amended Adviser's Agreement Management (the "Adviser's Agreement") embodying exactly the same terms with the increased fees. The Trust's Board of Trustees has approved the Amended Adviser's Agreement, subject to approval by the shareholders of the Portfolios.

EXISTING ADVISER'S AGREEMENT

    Enterprise Capital currently serves as Adviser for the Trust under an investment advisory agreement (the "Existing Adviser's Agreement") dated
September 16, 1994. The Trust pays Enterprise Capital on a monthly basis compensation at the annual rate of 0.60% of the average daily net assets of each of the Equity, Small Cap and Managed Portfolios.

AMENDED ADVISER'S AGREEMENT

    Except for a different fee schedule, the terms of the Amended Adviser's Agreement are identical in all respects to the terms of the Existing Adviser's Agreement. A form of the Amended Adviser's Agreement is attached to this Proxy Statement as Exhibit A, and the description set forth in this Proxy Statement of the New Adviser's Agreement is qualified in its entirety by reference to Exhibit A.

    As compensation for its services to each of the Portfolios under the New Adviser's Agreement, Enterprise Capital will be entitled to receive from the Trust fees calculated at the following rates based upon average daily net assets of each of the Equity, Small Cap and Managed Portfolios, respectively, as follows:

NET ASSET VALUE                                                       ANNUAL RATE
--------------------------------------------------------------------  -----------
First $400 million..................................................     0.80%
Next $400 million...................................................     0.75%
Over $800 million...................................................     0.70%

    Furthermore, assuming approval of the Equity, Small Cap and Managed Portfolios of the proposal to increase their respective management fees, Enterprise Capital will voluntarily agree, for the period May 1, 1996 through at least April 30, 1997 to limit the total operating expenses of the Equity, Small Cap and Managed Portfolios to 0.95% of their respective average daily net assets. Beginning May 1, 1997, this voluntary expense limitation may terminate at the discretion of Enterprise Capital.

    Enterprise Capital has entered into Portfolio Manager Agreements dated September 9, 1994, with OpCap Advisors, formerly Quest For Value Advisors, the Portfolio Manager of the Equity, Small Cap and Managed Portfolios. Enterprise Capital, and not the Trust, compensates OpCap Advisors for its services for the Portfolios. The fee schedule pursuant to which Enterprise Capital currently compensates OpCap Advisors is 0.40% annually of the average daily net assets of the Portfolios. OpCap Advisors has agreed to reduce the annual management fee on assets in excess of $1 billion under management from 0.40% to 0.30% of the average daily net assets of the Portfolios. OpCap Advisors has advised Enterprise Capital and the Trustees of the Trust that the reduced Portfolio Management fees will not result in any diminution of quality of services to be rendered.

    Set forth below are two comparative tables. The first table shows the amount of the fees and the expenses payable under the Existing Adviser's Agreement. The second table shows the amount of fees and expenses payable if the Amended Adviser's Agreement goes into effect and includes Enterprise Capital's voluntary agreement to limit the total operating expenses of the Equity, Small Cap and Managed Portfolios as stated above.

                             COMPARATIVE FEE TABLE

    Annual Operating Expenses of Equity, Small Cap and Managed Portfolios for fiscal year ending December 31, 1995 (as a percentage of average net assets)

                      CURRENT MANAGEMENT FEES AND EXPENSES

                                                         EQUITY   SMALL CAP   MANAGED
                                                         ------   ---------   -------
Management Fee.........................................   0.60%     0.60%      0.60%
Other Expenses.........................................   0.09%     0.09%      0.07%
    Total Portfolio Operating Expenses.................   0.69%     0.69%      0.67%

                     PROPOSED MANAGEMENT FEES AND EXPENSES

MANAGEMENT FEE                                           EQUITY   SMALL CAP   MANAGED
-------------------------------------------------------  ------   ---------   -------
For assets up to $400,000,000..........................   0.80%     0.80%      0.80%
For assets from $400,000,000-$800,000,000..............   0.75%     0.75%      0.75%
For assets from $800,000,000 and above.................   0.70%     0.70%      0.70%
Other Expenses.........................................   0.09%     0.09%      0.07%
    Total Portfolio Operating Expenses.................   0.89%     0.89%      0.83%

    The above referenced tables do not reflect expenses, including sales loads and any other charges, that may be imposed by the Variable Accounts to which the Portfolios offer their shares.

    Set forth below are (1) the management fees of the Equity, Small Cap, and Managed Portfolios, expressed as dollar amounts for the Trust's fiscal year ended December 31, 1995; (2) the pro forma management fees for these Portfolios, expressed as dollar amounts for such year, which assume the Amended Adviser's Agreement was in effect for such year, and (3) the difference between the actual and pro forma fee figures, expressed as both dollar amounts and as percentages of the management fees for these Portfolios for such year.

                                MANAGEMENT FEES

PORTFOLIO                                   ACTUAL     AMENDED       DIFFERENCE
----------------------------------------  ----------  ----------  -----------------
Equity..................................  $  752,635  $1,003,513  $  250,878  33.3%
Small Cap...............................  $  907,835  $1,210,446  $  302,611  33.3%
Managed.................................  $5,852,587  $7,428,018  $1,575,431  26.9%

DESCRIPTION OF EXISTING ADVISER'S AGREEMENT AND AMENDED ADVISER'S AGREEMENT

    Except for the proposed change in the management fees payable by the Equity, Small Cap and Managed Portfolios, the terms of the Existing and Amended Adviser's Agreements are identical in all material respects. The Amended Agreement does not reflect Enterprise Capital's voluntary agreement effective May 1, 1996 through April 30, 1997 to limit total operating expenses of the Equity, Small Cap and Managed Portfolios to 0.95% of their total respective average daily net assets. A form of the Amended Adviser's Agreement marked to show its differences from the Existing Adviser's Agreement is attached to this Proxy Statement as Exhibit A.

    Enterprise Capital currently serves as Investment Adviser for the Trust under the Existing Adviser's Agreement dated September 8, 1994. The Existing Adviser's Agreement was most recently approved by the Board on February 15, 1995 including a majority of the Trustees who are not "interested persons" (as such term is defined in the Investment Company Act) of the Trust or of Enterprise Capital (the "Independent Trustees"), and by the shareholders on September 8, 1994.

    Under both the Existing and Amended Adviser's Agreements, Enterprise Capital is required to (i) regularly provide supervision of the Portfolio Manager's compliance with federal and state regulations including the Investment Company Act; (ii) evaluate the Portfolio Manager's performance; (iii) analyze the composition the investment Portfolios of each Portfolio and prepare reports thereon; (iv) evaluate each Portfolio's performance in comparison to other mutual funds and other market information; (v) conduct searches, upon request of the Board, for replacement of any Portfolio Managers then serving the Trust; and
(vi) prepare presentations to shareholders which analyze the Trust's overall investment program and performance.

    Under the Existing and Amended Adviser's Agreements, Enterprise Capital also provides administrative services to the Trust including (i) coordination of the functions of the accountants, counsel and other parties performing services for the Trust; and (ii) preparation and filing reports required by federal securities laws, shareholder reports and other proxy materials.

    The Existing and Amended Adviser's Agreements contain identical provisions relating to the selection of broker/dealers for the Trust's Portfolio transactions. Under these agreements, Portfolio decisions are based upon recommendations of Enterprise Capital and the judgment of the Portfolio Managers. Enterprise Capital's primary consideration when executing securities transactions with broker/dealers is to obtain, and maintain the availability of execution at the most favorable price in the most effective manner possible. The Existing and Amended Adviser's Agreement provides for a one year initial term and, like the Existing Adviser's Agreement, provides that it shall continue in effect from year to year thereafter provided such continuance is approved at least annually, but in the manner required by the Investment Company Act, and that it may be terminated at any time by Enterprise Capital or the Board or by a vote of a "majority of the outstanding voting securities" as each Portfolio voting separately, as that term is defined in the Investment Company Act, in each instance without the payment of any penalty, on 60 days notice by Enterprise Capital to the Trust, and 60 days notice to the Trust to Enterprise Capital and will automatically terminate upon any "assignment," as defined in the Investment Company Act.

REASONS FOR THE MANAGEMENT FEE INCREASE

    Enterprise Capital informed the Board that it has incurred increased management-related and administrative expenses relating to the Equity, Small Cap and Managed Portfolios of the Trust as a result of the complexity and extent of the services it provides. Enterprise Capital explained that

Enterprise Capital has enhanced its available services to assure the continued receipt of high quality portfolio management and administrative services to the Portfolios. Enterprise Capital informed the Board that the proposed management fee increases would enable Enterprise Capital to continue to offer the Portfolios the highest levels of expertise and to retain and attract capable personnel and sub-advisers to serve the Portfolios.

TRUSTEES' CONSIDERATION

    The Board of Trustees believes that the terms of the Amended Adviser's Agreement and, in particular, the increase in the management fees payable by the Portfolios, are fair to, and in the best interests of, the Trust, the Portfolios, and their shareholders. The Board of Trustees, including all of the non-independent Trustees, recommends approval by the shareholders of the Amended Adviser's Agreement. In making this recommendation, the Trustees carefully evaluated, with the advice and assistance of legal counsel, all factors they deemed relevant. These factors include: (1) the nature and extent of the services rendered; (2) the investment record of Enterprise Capital in managing each of the Portfolios; (3) the increased scope and complexity of administering the Trust and servicing Portfolios; (4) the necessity of Enterprise Capital maintaining and enhancing its abilities to retain and attract capable personnel and sub-advisers to serve the Trust; (5) the current and anticipated revenues and expenses of Enterprise Capital in connection with the performance of services under the Existing and Amended Adviser's Agreements including pro forma profitability data assuming implementation of the Amended Advisory Agreement;
(6) possible benefits which Enterprise Capital and its affiliates may derive from the relationship with the Trust; and (7) comparative information respecting fees and expenses incurred by other similar investment companies. The Trustees also considered that the new fee arrangements contain breakpoints designed to share economics of scale as each Portfolio's assets increase to certain levels. The Trustees also considered the proposed fee reduction by OpCap Advisors. Attached to this proxy statement is Exhibit B. It is a list of other funds managed by Enterprise Capital that have similar investment objectives to those of the Equity, Small Cap and Managed Portfolios of the Trust, their assets and the rate of advisory fee paid to Enterprise Capital.

    In evaluating the Amended Advisory Agreement, the Board relied on their ongoing review of Enterprise Capital's activities on behalf of the Trust and were provided with specific data by Enterprise Capital. The Board considered information obtained from Lipper Analytical Services, Inc. relating to investment management fees and total expenses paid by other investment companies comparable to the Trust and compared the investment performance of the Equity, Small Cap and Managed Portfolios with each Portfolio's relevant comparative securities index and similar funds managed by other advisers. The proposed fees compared favorably with similar funds.

    Based upon its review, the independent trustees concluded that adoption of the Amended Advisory Agreement would, with respect to each portfolio, assure the continued receipt of high quality portfolio management and administrative services at a fair and reasonable fee. Accordingly, the Trustees, including the independent Trustees, unanimously concluded that adoption of the Amended Adviser's Agreement was in the best interest of each Portfolio and its shareholders.

    FOR REASONS STATED ABOVE, THE TRUSTEES RECOMMEND THAT SHAREHOLDERS APPROVE THE AMENDED ADVISER'S AGREEMENT.

INFORMATION ABOUT ENTERPRISE CAPITAL

    Enterprise Capital is a wholly owned subsidiary of MONY which is located at 1740 Broadway, New York, New York, 10019. MONY Securities Corp., the principal underwriter, is located at 1740 Broadway, New York, New York, 10019. The location of Enterprise Capital is Atlanta Financial Center, 3343 Peachtree Road, Suite 450, Atlanta, Georgia, 30326.

    The officers of the Trust who are officers of Enterprise Capital are as follows:

NAME                                                               POSITION WITH ENTERPRISE CAPITAL     POSITION WITH THE TRUST
-----------------------------------------------------------------  ---------------------------------  ----------------------------
Victor Ugolyn                                                      Chairman, President, & CEO         Chairman, President & CEO
Catherine R. McClellan                                             Senior VP, Chief Counsel, & Sec.   Secretary
Phillip G. Goff                                                    VP and Chief Financial Officer     Vice President
Herbert M. Williamson                                              VP and Treasurer                   Treasurer

AFFILIATED BROKERS

    For the fiscal year ended December 31, 1995, Oppenheimer & Company, Inc., an affiliate of OpCap Advisors, the Portfolio Manager of the Equity, Small Cap and Managed Portfolios was paid a total of $56,180 in brokerage commissions by the Equity Portfolio; $158,257 in brokerage commissions by the Small Cap Portfolio; and $340,835 in brokerage commissions by the Managed Portfolio; which amounts were 51%, 42% and 36%, respectively, of each Portfolio's total brokerage commissions paid during the period.

VOTE REQUIRED

    Approval of Proposal 1 with respect to such Portfolio requires the affirmative vote of "a majority of the outstanding voting securities" of that Portfolio, which for this purpose means the affirmative vote of the lesser of
(i) more than 50% of the outstanding shares of such Portfolio or (ii) 67% or more of the shares of such Portfolio present at the Meeting if more than 50% of the outstanding shares of such Portfolios are represented at the Meeting in person or by proxy. The vote of each Portfolio will be voted separately with respect to the proposal, and the proposal with respect to each Portfolio is not contingent on the appropriate vote being received by any other Portfolio.

    For each of the Equity, Small Cap and Managed Portfolios that approve the proposal, the Amended Adviser's Agreement will become effective May 1, 1996.

    Should any  of  the  Portfolios  not  approve  the  Proposal,  the  Existing
Adviser's   Agreement  will  remain  in  effect  and  the  Board  will  consider alternative actions.

                        RECEIPT OF SHAREHOLDER PROPOSALS

    Notwithstanding the approval or disapproval of the proposals described above, as in the past, the Trustees do not intend to hold regular annual meetings of shareholders of the Trust. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of a Portfolio, such proposal must be received by the Trust a reasonable time before the solicitation is to be made. The Trustees will call meetings of shareholders of a Portfolio as may be required under the Investment Company Act (such as to approve a new investment advisory agreement for a Portfolio or to remove trustees) or as they may determine in their discretion.

MAILING OF ANNUAL REPORT

    The Trust will furnish, without charge, a copy of its Annual Report for the year ended December 31, 1995 to Contractholders upon request. Such requests should be made to Catherine R. McClellan, Enterprise Capital, Atlanta Financial Center, 3343 Peachtree Road, Suite 450, Atlanta, GA, 30326 or by calling 800-432-4320. The report will be sent by first class mail within three business days of the request.

                                 OTHER BUSINESS

    The management knows of no business other than the matters specified above which will be presented at the Meeting. Inasmuch as matters not known at the time of the solicitation may come before the Meeting, the enclosed voting instruction form confers discretionary authority with respect to such matters as may properly come before the Meeting. It is the intention of MONY and MONY America to vote in accordance with their judgment on such matters.

                                          BY ORDER OF THE BOARD OF TRUSTEES

                                          CATHERINE R. McCLELLAN
                                          SECRETARY

Dated: March 18, 1996

                                                                       EXHIBIT A

                         ENTERPRISE ACCUMULATION TRUST
                         INVESTMENT ADVISER'S AGREEMENT

    THIS AGREEMENT, made this 9th day of September, 1994, is by and between Enterprise Accumulation Trust, a trust organized under the laws of Massachusetts (hereinafter referred to as the "Fund") and Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser").

                                WITNESSETH THAT:

    In consideration of the mutual covenants herein contained, the Fund and the Adviser agree as follows:

     (1) The Fund hereby employs the Adviser to act as the Investment Adviser of the Fund, and in addition to render certain other services to the Fund, all as set forth herein. The Adviser hereby accepts such employment and agrees to perform such services on the terms set forth, and for the compensation herein provided.

     (2) The Adviser will furnish each Portfolio of the Fund advice with respect to the investment and reinvestment of the assets of each Portfolio of the Fund in accordance with the investment objectives of each such Portfolio as set forth in any currently effective registration statement with the Securities and Exchange Commission (the "SEC") with respect to securities of the Fund.

     (3) In carrying out its duties hereunder, it is contemplated that the Adviser will select and employ subinvestment adviser Portfolio Managers for the respective Portfolios of the Fund, subject to compliance with the provisions of
Section 15 of the Investment Company Act of 1940, as amended.

     (4) The Adviser will provide oversight and management services to the Fund which will include, but not be limited to, (i) supervising the sub-adviser's compliance with federal and state regulations, including the Investment Company Act, (ii) evaluating the sub-adviser's performance, (iii) analyzing the composition of the investment portfolios of each Portfolio of the Trust and preparing reports thereon for the Board or any committee of the Board, (iv) evaluating each Portfolio's performance in comparison to similar mutual funds and other market information, (v) conducting searches, upon request of the Board, for a replacement for any sub-adviser then serving the Trust, and (vi) preparing presentations to shareholders which analyze the Trust's overall investment program and performance.

     (5) The Adviser will for all purposes herein be deemed to be an independent contractor. The Adviser has no authority to act for or represent the Fund in any way and is not an agent of the Fund.

     (6) The Adviser will, at its own expense, furnish to the Fund directly or through any of the Adviser's affiliates or subsidiaries, office facilities, including space, furniture and equipment, and, to the extent that such services are not being provided by others under contract with the Fund, personnel for the managing of the affairs of, servicing the investment of, and keeping the books and records of the Fund, including clerical, research, statistical and investment work, but not including duties or services which are customarily performed for an open-end management investment company by its Board of Trustees, custodian, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel.

    Personnel provided shall be persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund, including a President, one or more Vice Presidents, a Secretary, a Treasurer and such additional officers and employees as may reasonably be necessary for the execution of its duties under this Agreement.

    The personnel and facilities furnished as aforesaid shall be subject to the control and direction of the Board of Trustees of the Fund. Such personnel shall be employees of the Fund, notwithstanding that some or all of their compensation and expenses of their employment may be paid by the Adviser.

     (7) It is understood that the Adviser does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund except those specifically stated herein to be payable by the Adviser. In connection therewith, the Adviser understands that the Fund pays and shall continue to pay the following expenses (which shall not be a limiting statement of such expenses):

        (a) The fees, compensation and traveling expenses of the Trustees of the Fund,

        (b)   Telephone,   telegraphic   and   postage   expenses   related   to
    communications between Trustees and officers of the Fund, other than those provided by the Adviser,

        (c) The fees of any custodian, transfer agent, registrar or dividend disbursing agent of the Fund,

        (d)  Compensation  of  the   Fund's  auditors  and  counsel,   including
    compensation and costs relating to litigation,

        (e) Franchise, income and original issue taxes relating to the Fund and its securities,

        (f) Fees and legal expenses incurred in qualifying the shares of the Fund for sale with any state regulatory agency in the several states, and the fees and expenses of maintaining, renewing, increasing or amending such qualification,

        (g) Insurance premiums or interest on indebtedness,

        (h) Association dues,

        (i)   Fees  and   expenses  involved  in   registering  and  maintaining
    registrations of the Fund and of its shares with the SEC, including the preparation and printing of prospectuses,

        (j) Costs of printing and mailing reports to shareholders, proxy statements, dividends notices and other communications to shareholders, as well as all expenses of shareholders and Trustees meetings,

        (k) Cost of printing of stock certificates,

        (l) Broker's commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, and

        (m) Business licenses, intangible and franchise taxes.

    Costs relating to the Fund's dividends and capital gains reinvestment program and other shareholder plans will not be borne by the Fund except to the extent of the normal cost to the Fund of issuing shares. All other costs relating to such programs and plans will be borne by the Adviser.

     (8) The Fund agrees to pay the Adviser for its services and facilities to be furnished under this Agreement, within 15 days after the close of each calendar month after the effective date of this Agreement, the amounts equal to the percentages of the average of the daily closing net asset values of the respective Portfolios of the Fund that are set forth in Schedule A hereto. Subject to the requirements of Section 15 of the Investment Company Act of 1940, such Schedule A may be amended from time to time by agreement between the Fund and the Adviser with respect to existing Portfolios of the Fund or as new Portfolios are added to the Fund.

     (9) The services of the Adviser hereunder are not to be deemed to be exclusive, and the Adviser is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Adviser of its responsibilities hereunder, it is agreed that the Adviser may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

    (10) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be liable to the Fund or to any shareholder or shareholders of the Fund for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Adviser hereunder.

    (11) Subject to and in accordance with the articles of incorporation and by-laws of the Fund and of the Adviser, it is agreed that the Trustees, officers, employees and shareholders of the Fund are or may become interested in the Adviser as Trustees, officers, employees, shareholders or otherwise, and that Trustees, officers, employees and shareholders of the Adviser are or may become similarly interested in the Fund and that the Adviser may be or become interested in the Fund as a shareholder, or otherwise.

    (12) The Adviser will not take, and it will take necessary steps to prevent its officers and directors from taking, at any time, a short position in any shares of the Fund. The Adviser also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Fund portfolio transactions.

    (13) In connection with the management of the investment and reinvestment of the assets of the Fund and subject to review by the Fund's Board of Trustees, the Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for each Portfolio of the Fund and, at its option, at all times or from time to time to permit the respective Portfolio Managers to make such selections, subject to the review of the Adviser. In connection with such activity, the Adviser is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Fund, its Portfolios and its shareholders, the Adviser shall have the right, subject to the control of the Board of Trustees of the Fund, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Fund, the Adviser or any Portfolio Manager and, subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., to consider sales of shares of the Portfolios as a factor in the selection of brokers or dealers.

    With  respect to  Section 17(e)  of the Investment  Company Act  of 1940 and
Section 11(a) of the Securities Exchange Act of 1934, the Fund hereby expressly consents and agrees that any associated person of the Adviser, including, without limitation, MONY Securities Corp., may effect securities transactions exchange of which such associated person is a member, and that the Adviser and such associated person may receive or retain compensation in connection therewith.

    The Adviser recognizes that Oppenheimer & Co., Inc. ("Opco") will act as regular broker for the Fund Portfolios of which OpCap Advisors acts as Portfolio Manager, so long as it is lawful for Opco so to act, and that Opco may be a major recipient of brokerage commissions paid by these Fund Portfolios. These Fund Portfolios will not purchase any securities from or sell any securities to Opco acting as principal for their own account.

    On occasions when the Adviser deems the purchase or sale of a security or other investment to be in the best interest of any Portfolio of the Fund as well as other Portfolios of the Fund, the Adviser may, to the extent permitted by applicable law and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner that it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and each of its Portfolios.

    (14) The Fund may terminate this Agreement by sixty days written notice to the Adviser at any time, without the payment of any penalty, by vote of the Fund's Board of Trustees, or by vote of a majority of its outstanding voting securities, and the Adviser may terminate this Agreement by sixty days written notice to the Fund, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

    (15) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until August 31, 1989, and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of the Fund, including a majority of those directors who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund; and (2) is specifically approved at least annually by the vote of a majority of directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

    (16) This Agreement may be amended at any time by mutual consent of the parties; provided, that such consent on the part of the Fund shall have been approved by a vote of the majority of the outstanding voting securities of the Fund; but further provided, that this limitation shall not prevent any minor amendments to the Agreement which may be required by federal or state regulatory bodies, which amendments may be made without shareholder approval.

    (17) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

    (18) This Agreement is executed by the Trustees of the Fund, not individually, but rather in their capacity as Trustees under the Declaration of Trust made March 2, 1988. None of the Shareholders, Trustees, officers, employees, or agents of the Fund shall be personally bound or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder but only to the property of the Fund and, if the obligation or claim relates to the property held by the Fund for the benefit of one or more but fewer than all Portfolios, then only to the property held for the benefit of the affected Portfolio.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunto duly affixed and attested, as of the date first above written.

                                         ENTERPRISE ACCUMULATION TRUST

(SEAL)

ATTEST:                                  By:
                                         ------------------------------------
-----------------------------------      Its: President

                                         ENTERPRISE CAPITAL MANAGEMENT, INC.

(SEAL)

ATTEST:                                  By:
                                         ------------------------------------
-----------------------------------      Its: President

                  SCHEDULE A TO ENTERPRISE ACCUMULATION TRUST

                         INVESTMENT ADVISER'S AGREEMENT

                                  PERCENTAGE OF AVERAGE DAILY CLOSING NET ASSET
NAME OF PORTFOLIO                         VALUES OF PORTFOLIO TO BE PAID
--------------------------------  ----------------------------------------------
Equity..........................  At  the  rate of  .80% of  the average  of the
                                  daily  closing   net  asset   values  of   the
                                   Portfolio   per   year   of   assets   up  to
                                   $400,000,000; at  the  rate of  .75%  of  the
                                   average of the daily closing net asset values
                                   of  the  Portfolio per  year for  assets from
                                   $400,000,000 to $800,000,000; and at the rate
                                   of .70% of the  average of the daily  closing
                                   net  asset values of  the Portfolio in excess
                                   of $800,000,000 per year, paid monthly.

Small Cap.......................  At the  rate of  .80% of  the average  of  the
                                  daily   closing  net   asset  values   of  the
                                   Portfolio  per   year   of   assets   up   to
                                   $400,000,000;  at  the  rate of  .75%  of the
                                   average of the daily closing net asset values
                                   of the  Portfolio per  year for  assets  from
                                   $400,000,000 to $800,000,000; and at the rate
                                   of  .70% of the average  of the daily closing
                                   net asset values of  the Portfolio in  excess
                                   of $800,000,000 per year, paid monthly.

Managed.........................  At  the  rate of  .80% of  the average  of the
                                  daily  closing   net  asset   values  of   the
                                   Portfolio   per   year   of   assets   up  to
                                   $400,000,000; at  the  rate of  .75%  of  the
                                   average of the daily closing net asset values
                                   of  the  Portfolio per  year for  assets from
                                   $400,000,000 to $800,000,000; and at the rate
                                   of .70% of the  average of the daily  closing
                                   net  asset values of  the Portfolio in excess
                                   of $800,000,000 per year, paid monthly.

International Growth              At the  rate of  .85% of  the average  of  the
 Portfolio......................  daily   closing  net   asset  values   of  the
                                   Portfolio per year, paid monthly.

High-Yield Bond Portfolio.......  At the  rate of  .60% of  the average  of  the
                                  daily   closing  net   asset  values   of  the
                                   Portfolio per year, paid monthly.

                                                                       EXHIBIT B

               INFORMATION ON FUNDS MANAGED BY ENTERPRISE CAPITAL

                                                      APPROXIMATE
                                                      NET ASSETS      ADVISORY FEE
                                                         AS OF        RATE AS % OF
                                                       12/31/95      AVERAGE ANNUAL
NAME OF FUND                                         (IN MILLIONS)     NET ASSETS
---------------------------------------------------  -------------   --------------
Enterprise Group of Funds, Inc.
  Growth Portfolio.................................     127.0              .75
  Small Company....................................      23.4              .75
  Managed..........................................      91.2              .75

                         ENTERPRISE ACCUMULATION TRUST

        VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING APRIL 26, 1996

    The undersigned does hereby instruct The Mutual Life Insurance Company of New York ("MONY") and MONY Life Insurance Company of the Americas ("MONY Americas") to vote the number of shares of beneficial interest as to which the undersigned entitled to give instructions at the Special Meeting of Shareholders of the Enterprise Accumulation Trust to be held on April 26, 1996, at the offices of Enterprise Capital Management, Atlanta Financial Center, 3343 Peachtree Road, NE, Suite 450, Atlanta, GA, 30326 at 2:00 p.m., and at any adjournment thereof, as follows:

    MANAGEMENT RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS LISTED BELOW AND ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED. THE PROXY IS SOLICITED ON BEHALF OF MANAGEMENT.

1. APPROVAL OF AMENDED ADVISER'S AGREEMENT BETWEEN THE TRUST AND ENTERPRISE CAPITAL MANAGEMENT, INC.

                                                             FOR  AGAINST  ABSTAIN
Equity Portfolio...........................................
                                                             ---  -------  -------

2. TO ACT UPON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

                    DATED: ---------------------------------------     ,  1996
                    (Month, Day)

                    ---------------------------------------------
                    Signature(s)

                    ---------------------------------------------
                    Signature(s)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this Voting Instruction Form.

                         ENTERPRISE ACCUMULATION TRUST

        VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING APRIL 26, 1996

    The undersigned does hereby instruct The Mutual Life Insurance Company of New York ("MONY") and MONY Life Insurance Company of the Americas ("MONY Americas") to vote the number of shares of beneficial interest as to which the undersigned entitled to give instructions at the Special Meeting of Shareholders of the Enterprise Accumulation Trust to be held on April 26, 1996, at the offices of Enterprise Capital Management, Atlanta Financial Center, 3343 Peachtree Road, NE, Suite 450, Atlanta, GA, 30326 at 2:00 p.m., and at any adjournment thereof, as follows:

    MANAGEMENT RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS LISTED BELOW AND ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED. THE PROXY IS SOLICITED ON BEHALF OF MANAGEMENT.

1. APPROVAL OF AMENDED ADVISER'S AGREEMENT BETWEEN THE TRUST AND ENTERPRISE CAPITAL MANAGEMENT, INC.

                                                             FOR  AGAINST  ABSTAIN
Small Cap Portfolio........................................
                                                             ---  -------  -------

2. TO ACT UPON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

                    DATED: ---------------------------------------     ,  1996
                    (Month, Day)

                    ---------------------------------------------
                    Signature(s)

                    ---------------------------------------------
                    Signature(s)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this Voting Instruction Form.

                         ENTERPRISE ACCUMULATION TRUST

        VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING APRIL 26, 1996

    The undersigned does hereby instruct The Mutual Life Insurance Company of New York ("MONY") and MONY Life Insurance Company of the Americas ("MONY Americas") to vote the number of shares of beneficial interest as to which the undersigned entitled to give instructions at the Special Meeting of Shareholders of the Enterprise Accumulation Trust to be held on April 26, 1996, at the offices of Enterprise Capital Management, Atlanta Financial Center, 3343 Peachtree Road, NE, Suite 450, Atlanta, GA, 30326 at 2:00 p.m., and at any adjournment thereof, as follows:

    MANAGEMENT RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS LISTED BELOW AND ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED. THE PROXY IS SOLICITED ON BEHALF OF MANAGEMENT.

1. APPROVAL OF AMENDED ADVISER'S AGREEMENT BETWEEN THE TRUST AND ENTERPRISE CAPITAL MANAGEMENT, INC.

                                                             FOR  AGAINST  ABSTAIN
Managed Portfolio..........................................
                                                             ---  -------  -------

2. TO ACT UPON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

                    DATED: ---------------------------------------     ,  1996
                    (Month, Day)

                    ---------------------------------------------
                    Signature(s)

                    ---------------------------------------------
                    Signature(s)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this Voting Instruction Form.